Exhibit 99

PRESS RELEASE

GE Capital Announces Pricing Terms of Private Exchange Offers

FAIRFIELD, Conn. – October 5, 2015 – General Electric Capital Corporation (“GECC”) today announced the pricing terms of the previously announced private offers commenced by GE Capital International Funding Company (the “Issuer”) to exchange (the “Exchange Offers”) the Issuer’s new senior unsecured notes (collectively, the “New Notes”) for certain outstanding debt securities (collectively, the “Old Notes”). The pricing terms were established at 11:00 a.m. (New York City time) (4:00 p.m. (London time)) on October 5, 2015 (the “Price Determination Date”).

The Exchange Offers are being conducted by the Issuer upon the terms and subject to the conditions set forth in a separate offer to exchange (which is available only to Eligible Holders), as modified by this announcement and the announcement relating to the Exchange Offers dated October 3, 2015 (the “Offer to Exchange”). Capitalized terms not otherwise defined herein have the meanings set forth in the announcement relating to the Exchange Offers dated September 21, 2015.

Each series or tranche of New Market Notes issued in the Market Value Exchange Offers will bear interest at the rate per annum set forth below:

New Market Notes	Reference Security	Bloomberg Reference Page	Fixed Spread (basis points)	Coupon
2016 USD New Notes	Eurodollar Synthetic Forward Rate (yield from two business days after the Price Determination Date to the maturity date of 2016 USD New Notes)	EDSF	+60	0.964%

2016 GBP New Notes	2.000% U.K. Gilt Security due January 22, 2016	DMO2	+90	1.363%

2020 New Notes	1.375% U.S. Treasury Security due August 31, 2020 (bid-side)	FIT1	+105	2.342%

2025 New Notes	2.000% U.S. Treasury Security due August 15, 2025 (bid-side)	FIT1	+135	3.373%

2035 New Notes	3.000% U.S. Treasury Security due May 15, 2045 (bid-side)	FIT1	+155	4.418%

Exchange Offers Summary Tables

The following tables set forth the Total Exchange Consideration for each of the Market Value Exchange Offers.

Market Value Exchange Offers

2016 Market Value Exchange Offers

USD (2019-2021): Market Value Exchange for 2016 USD New Notes

					Exchange Offer Yield		Total Exchange Consideration(3)(4)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes

6.000% Aug 2019	36962G4D3	US36962G4D32	$2,000	2016 USD New Notes	1.375% Aug 2020	+5	$1,171.12
2.200% Jan 2020	36962G7M0	US36962G7M04	$2,000	2016 USD New Notes	1.375% Aug 2020	+5	$1,034.27
5.500% Jan 2020	36962G4J0	US36962G4J02	$2,000	2016 USD New Notes	1.375% Aug 2020	+20	$1,162.56
5.550% May 2020	36962G2T0	US36962G2T02	$1,100	2016 USD New Notes	1.375% Aug 2020	+40	$1,167.27
4.375% Sept 2020	36962G4R2	US36962G4R28	$2,150	2016 USD New Notes	1.375% Aug 2020	+45	$1,122.87
4.625% Jan 2021	36962G4Y7	US36962G4Y78	$2,250	2016 USD New Notes	1.375% Aug 2020	+50	$1,139.97
5.300% Feb 2021	369622SM8	US369622SM84	$2,000	2016 USD New Notes	1.375% Aug 2020	+70	$1,165.33
4.650% Oct 2021	36962G5J9	US36962G5J92	$3,150	2016 USD New Notes	1.375% Aug 2020	+80	$1,142.97
_______________
(1)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

USD (2022-2024): Market Value Exchange for 2016 USD New Notes

					Exchange Offer Yield		Total Exchange Consideration(3)(4)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes

3.150% Sept 2022	36962G6F6	US36962G6F61	$2,000	2016 USD New Notes	2.000% Aug 2025	+30	$1,052.17
3.100% Jan 2023	36962G6S8	US36962G6S82	$2,500	2016 USD New Notes	2.000% Aug 2025	+35	$1,047.85
3.450% May 2024	36962G7K4	US36962G7K48	$1,000	2016 USD New Notes	2.000% Aug 2025	+55	$1,065.16
________________
(1)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

USD Fixed-Rate (2016-2020): Market Value Exchange for 2016 USD New Notes

					Exchange Offer Yield		Total Exchange Consideration(3)(4)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes

1.500% Jul 2016	36962G6Z2	US36962G6Z26	$1,250	2016 USD New Notes	0.625% Aug 2017	-70	$1,011.50
1.450% Aug 2016	36962G7B4	US36962G7B49	$250	2016 USD New Notes	0.625% Aug 2017	-70	$1,011.97
4.575% Aug 2037	36962G6E9	US36962G6E96	$100	2016 USD New Notes	0.625% Aug 2017	-75	$1,039.28
3.350% Oct 2016	36962G5H3	US36962G5H37	$1,250	2016 USD New Notes	0.625% Aug 2017	-75	$1,034.32
5.375% Oct 2016	36962GY40	US36962GY402	$1,100	2016 USD New Notes	0.625% Aug 2017	-55	$1,052.51
2.900% Jan 2017	36962G5N0	US36962G5N05	$1,425	2016 USD New Notes	0.625% Aug 2017	-55	$1,034.46
5.400% Feb 2017	36962G2G8	US36962G2G80	$1,500	2016 USD New Notes	0.625% Aug 2017	-30	$1,066.48
2.450% Mar 2017	36962G5S9	US36962G5S91	$500	2016 USD New Notes	0.625% Aug 2017	-25	$1,029.24
1.250% May 2017	36962G7J7	US36962G7J74	$1,000	2016 USD New Notes	0.625% Aug 2017	-50	$1,017.05
2.300% Apr 2017	36962G5W0	US36962G5W04	$2,000	2016 USD New Notes	0.625% Aug 2017	-35	$1,030.97
5.625% Sep 2017	36962G3H5	US36962G3H54	$3,000	2016 USD New Notes	0.625% Aug 2017	0	$1,094.41
1.600% Nov 2017	36962G6K5	US36962G6K56	$1,000	2016 USD New Notes	0.625% Aug 2017	+10	$1,018.76
1.625% Apr 2018	36962G6W9	US36962G6W94	$1,500	2016 USD New Notes	1.000% Sep 2018	0	$1,018.26
5.625% May 2018	36962G3U6	US36962G3U65	$4,000	2016 USD New Notes	1.000% Sep 2018	+15	$1,114.14
4.700% May 2053	369622394	US3696223946	$750	2016 USD New Notes	—	—	$1,020.00
2.300% Jan 2019	36962G7G3	US36962G7G36	$1,000	2016 USD New Notes	1.375% Aug 2020	-5	$1,033.25
3.800% Jun 2019	369668AA6	US369668AA67	$700	2016 USD New Notes	1.375% Aug 2020	+20	$1,081.56
5.260% Nov 2019	36962GM43	US36962GM431	$75	2016 USD New Notes	1.375% Aug 2020	+60	$1,131.05
3.250% Aug 2020	36962G7C2	US36962G7C22	$250	2016 USD New Notes	1.375% Aug 2020	+65	$1,059.22
________________
(1)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

USD Floating Rate (2016-2020): Market Value Exchange for 2016 USD New Notes

				Exchange Offer Yield	Total Exchange Consideration(3)(4)
Title of Old Notes(1)	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(2)	New Notes

FRNs Jul 2016	36967FAC5	US36967FAC59	$695	2016 USD New Notes	$1,010.00
FRNs Jul 2016	36962G7A6	US36962G7A65	$1,600	2016 USD New Notes	$1,012.50
FRNs Jan 2017	36967FAB7	US36967FAB76	$2,000	2016 USD New Notes	$1,010.00
FRNs May 2017	36962G7H1	US36962G7H19	$500	2016 USD New Notes	$1,010.00
F-FRNs May 2017	36962G5Y6	US36962G5Y69	$100	2016 USD New Notes	$1,022.50
F-FRNs Aug 2017	36962G6B5	US36962G6B57	$100	2016 USD New Notes	$1,030.00
F-FRNs Dec 2017	36962G6L3	US36962G6L30	$100	2016 USD New Notes	$1,012.50
FRNs Apr 2018	36962G6X7	US36962G6X77	$400	2016 USD New Notes	$1,020.00
FRNs Jan 2019	36962G7F5	US36962G7F52	$500	2016 USD New Notes	$1,007.50
FRNs Jan 2020	36967FAA9	US36967FAA93	$500	2016 USD New Notes	$1,017.50
________________
(1)      We refer to floating-rate notes as FRNs and fixed to floating-rate notes as F-FRNs.

(2)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

Other Select USD: Market Value Exchange for 2016 USD New Notes

					Exchange Offer Yield		Total Exchange Consideration(3)(4)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes

1.250% Nov 2016	—	XS0856562797	$300	2016 USD New Notes	0.625% Aug 2017	-45	$1,011.92
4.625% Jan 2043	—	XS0880289292	$700	2016 USD New Notes	1.000% Sep 2018	+360	$1,003.34
5.550% Jan 2026	36962GT95	US36962GT956	$500	2016 USD New Notes	2.000% Aug 2025	+140	$1,181.65
7.500% Aug 2035	36959CAA6	US36959CAA62	$300	2016 USD New Notes	3.000% May 2045	+120	$1,463.79
________________
(1)	The 2016 USD New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 0.964%.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

GBP: Market Value Exchange for 2016 GBP New Notes

					Exchange Offer Yield		Total Exchange Consideration(3)(4)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.K. Gilt Security(2)	Fixed Spread (basis points)	New Notes

6.250% Dec 2017	—	XS0148124588	£500	2016 GBP New Notes	1.000% Sep 2017	+55	£1,107.55
5.250% Dec 2028	—	XS0096298822	£425	2016 GBP New Notes	6.000% Dec 2028	+85	£1,271.69
5.625% Sept 2031	—	XS0154681737	£178	2016 GBP New Notes	4.750% Dec 2030	+85	£1,329.08
4.875% Sept 2037	—	XS0229561831	£750	2016 GBP New Notes	4.250% Mar 2036	+135	£1,164.46
5.375% Dec 2040	—	XS0182703743	£450	2016 GBP New Notes	4.250% Dec 2040	+90	£1,332.42
________________
(1)	The 2016 GBP New Notes will mature on April 15, 2016 and will bear interest at the rate per annum of 1.363%.

(2)	The reference page for the price of the Reference U.K. Gilt Security at the Price Determination Date will be Bloomberg Reference Page DMO2.

(3)	Per £1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each £1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus £50.

2020/2025/2035 Market Value Exchange Offers

USD (2019-2021): Market Value Exchange for 2020 New Notes

					Exchange Offer Yield		Total Exchange Consideration(3)(4)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes

6.000% Aug 2019	36962G4D3	US36962G4D32	$2,000	2020 New Notes	1.375% Aug 2020	+10	$1,169.11
2.200% Jan 2020	36962G7M0	US36962G7M04	$2,000	2020 New Notes	1.375% Aug 2020	+10	$1,032.24
5.500% Jan 2020	36962G4J0	US36962G4J02	$2,000	2020 New Notes	1.375% Aug 2020	+25	$1,160.34
5.550% May 2020	36962G2T0	US36962G2T02	$1,100	2020 New Notes	1.375% Aug 2020	+45	$1,164.90
4.375% Sept 2020	36962G4R2	US36962G4R28	$2,150	2020 New Notes	1.375% Aug 2020	+50	$1,120.37
4.625% Jan 2021	36962G4Y7	US36962G4Y78	$2,250	2020 New Notes	1.375% Aug 2020	+55	$1,137.30
5.300% Feb 2021	369622SM8	US369622SM84	$2,000	2020 New Notes	1.375% Aug 2020	+75	$1,162.60
4.650% Oct 2021	36962G5J9	US36962G5J92	$3,150	2020 New Notes	1.375% Aug 2020	+85	$1,139.95
_______________
(1)	The 2020 New Notes will mature on November 15, 2020 and will bear interest at the rate per annum of 2.342%.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

USD (2022-2024): Market Value Exchange for 2025 New Notes

					Exchange Offer Yield		Total Exchange Consideration(3)(4)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes

3.150% Sept 2022	36962G6F6	US36962G6F61	$2,000	2025 New Notes	2.000% Aug 2025	+35	$1,048.93
3.100% Jan 2023	36962G6S8	US36962G6S82	$2,500	2025 New Notes	2.000% Aug 2025	+40	$1,044.48
3.450% May 2024	36962G7K4	US36962G7K48	$1,000	2025 New Notes	2.000% Aug 2025	+60	$1,061.32
________________
(1)	The 2025 New Notes will mature on November 15, 2025 and will bear interest at the rate per annum of 3.373%.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

USD (2032-2039): Market Value Exchange for 2035 New Notes

					Exchange Offer Yield		Total Exchange Consideration(3)(4)
Title of Old Notes	CUSIP Number	ISIN	Principal Amount Outstanding (millions)	New Notes(1)	Reference U.S. Treasury Security(2)	Fixed Spread (basis points)	New Notes

6.750% Mar 2032	36962GXZ2	US36962GXZ26	$5,000	2035 New Notes	3.000% May 2045	+75	$1,384.58
6.150% Aug 2037	36962G3A0	US36962G3A02	$2,000	2035 New Notes	3.000% May 2045	+105	$1,324.92
5.875% Jan 2038	36962G3P7	US36962G3P70	$6,350	2035 New Notes	3.000% May 2045	+105	$1,288.48
6.875% Jan 2039	36962G4B7	US36962G4B75	$4,000	2035 New Notes	3.000% May 2045	+115	$1,428.49
________________
(1)	The 2035 New Notes will mature on November 15, 2035 and will bear interest at the rate per annum of 4.418%.

(2)	The reference page for the bid-side price of the Reference U.S. Treasury Security at the Price Determination Date will be Bloomberg Reference Page FIT1.

(3)	Per $1,000 principal amount of Old Notes accepted for exchange.

(4)
The Exchange Consideration for each $1,000 principal amount of Old Notes tendered after the Early Participation Date and at or prior to the Expiration Date and accepted for exchange will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50.

The Exchange Offers will expire at 11:59 p.m., New York City time on October 19, 2015, unless extended by the Issuer (such date and time as they may be extended by the Issuer, the “Expiration Date”). The Withdrawal Deadline has expired. Old Notes tendered for exchange may not be validly withdrawn, unless we determine in the future in our sole discretion to enable withdrawal rights as required by law.

Eligible Holders of Old Notes validly tendered and accepted after the Early Participation Date will not be entitled to the Total Exchange Consideration, but instead will be entitled to the Exchange Consideration, which for each $1,000 (or £1,000) principal amount of Old Notes tendered and accepted will be New Notes in a principal amount equal to the applicable Total Exchange Consideration minus $50 (or £50). Accordingly, Eligible Holders that tender Old Notes in the Market Value Exchange Offers after the Early Participation Date will receive New Notes in a principal amount that will be less than the principal amount of the New Notes that they would have received had they received the Total Exchange Consideration.

The Total Exchange Consideration for each $1,000 (or £1,000) principal amount of each series or tranche of fixed-rate Old Notes tendered in a Market Value Exchange Offer for 2016 New Notes, 2020 New Notes, 2025 New Notes and 2035 New Notes was calculated by the lead dealer managers at the Price Determination Date and is equal to:

•
the present value on the Settlement Date (as defined below) of $1,000 (or £1,000) principal amount of such Old Notes due on the maturity date (or if applicable, the par call date) of such Old Notes and all scheduled interest payments on such principal amount of Old Notes to be made from, but excluding, the Settlement Date up to, and including, such maturity date (or if applicable, such par call date), discounted to the Settlement Date in accordance with standard market practice as described by the formula set forth in the Offer to Exchange, at a discount rate equal to the applicable Exchange Offer Yield (as defined below), minus

•	the Accrued Interest Amount (as defined below) per $1,000 (or £1,000) principal amount of such Old Notes;

such amount being rounded to the nearest cent per $1,000 (or pence per £1,000) principal amount of such Old Notes.

The “Exchange Offer Yield” is equal to the sum of:

•
the yield (the “Reference Yield”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the Reference U.S. Treasury Security or the price of the Reference U.K. Gilt Security, as applicable, specified in “Exchange Offers Summary Tables” above for such series or tranche of Old Notes appearing at the Price Determination Date on the Bloomberg Pricing Monitor page specified in “Exchange Offers Summary Tables” above for such series or tranche of Old Notes (or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous); plus

•	the fixed spread (the “Fixed Spread”) specified in “Exchange Offers Summary Tables” above for such series or tranche of Old Notes.

In the case of any Old Notes tendered in a Market Value Exchange Offer for 2016 GBP New Notes, the Exchange Offer Yield is expressed on an annualized basis.

The Total Exchange Consideration for each $1,000 principal amount of floating-rate Old Notes tendered in a Market Value Exchange Offer for 2016 New Notes is the principal amount set forth under “Total Exchange Consideration” in the “Exchange Offers Summary Tables” above.

In addition to the applicable Total Exchange Consideration or Exchange Consideration, Eligible Holders whose Old Notes are accepted for exchange will be paid on the Settlement Date an amount equal to the accrued and unpaid interest on such Old Notes to, but excluding, the Settlement Date (the “Accrued Interest Amount”).

The “Settlement Date” for the Exchange Offers is expected to be five business days following the Expiration Date, must be a business day both in the City of New York and in London and would be October 26, 2015 based on the current Expiration Date.

Additional Information

The New Notes have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The 2016 USD New Notes, the 2020 New Notes, the 2025 New Notes and the 2035 New Notes will be entitled to certain registration rights.

This communication does not constitute an offer to buy or sell or a solicitation of an offer to buy or sell either Old Notes or New Notes in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise.  The distribution of this communication in certain jurisdictions (including, but not limited to, Australia, Canada, China, the European Economic Area, France, Hong Kong, Ireland, Italy, Japan, Korea, Kuwait, Luxembourg, Mexico, Switzerland, the United Kingdom and the United States) and the offering of the New Notes in certain jurisdictions may be restricted by law.

This communication has not been approved by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000 (as amended).  Accordingly, this communication is only for distribution to and directed at: (i) in the United Kingdom, persons having professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended) (the “Order”)); (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; (iii) persons who are outside the United Kingdom; and (iv) any other person to whom it can otherwise be lawfully distributed (all such persons together being referred to as “Relevant Persons”). Any investment or investment activity to which this communication relates is available only to and will be engaged in only with Relevant Persons.  Persons who are not Relevant Persons should not take any action based upon this communication and should not rely on it.

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, this communication is not being made in that Relevant Member State other than: (a) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (b) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the relevant dealer or dealers nominated by the Issuer for any such offer; or (c) in any other circumstances falling within Article 3(2) of the Prospectus Directive; provided that no such communication referred to in (a) to (c) above shall require the Issuer or any dealer manager, the information agents or the exchange agents to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive. The expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU) and includes any relevant implementing measure in such Relevant Member State.

Forward-Looking Statements

This communication contains “forward-looking statements” —that is, statements related to future, not past, events.  In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” or “target.”  Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Reorganization and the Exchange Offers; our announced GE Capital Exit Plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with the GE Capital Exit Plan; expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between GE’s industrial business and GECC earnings.  For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced GE Capital Exit Plan to reduce the size of our financial services businesses (including the Merger); our ability to complete incremental asset sales as part of the GE Capital Exit Plan in a timely manner (or at all) and at the prices we have assumed; changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of the GE Capital Exit Plan as well as other aspects of the GE Capital Exit Plan; the impact of conditions in the financial and credit markets on the availability and cost of GECC’s funding, and GECC’s exposure to counterparties; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; pending and future mortgage loan repurchase claims and other litigation claims in connection with WMC Mortgage Corporation, which may affect our estimates of liability, including possible loss estimates; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; the adequacy of our cash flows and earnings and other conditions, which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; GECC’s ability to pay dividends to GE at the planned level, which may be affected by GECC’s cash flows and earnings, financial services regulation and oversight, and other factors; our ability to convert pre-order commitments/wins into orders; the price we realize on orders since commitments/wins are stated at list prices; customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve; the effectiveness of our risk management framework; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation; adverse market conditions, timing of and ability to obtain required bank regulatory approvals, or other factors relating to us or Synchrony Financial that could prevent us from completing the Synchrony Financial split-off as planned; our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions; our success in completing, including obtaining regulatory approvals for, announced transactions, such as the proposed transactions and alliances with Alstom, Appliances and the GE Capital Exit Plan, and our ability to realize anticipated earnings and savings; our success in integrating acquired businesses and operating joint ventures; the impact of potential information technology or data security breaches; our actual division of U.S. and international assets, which may not occur as expected; and the other factors that are described in “Risk Factors” in each of GE’s and GECC’s Annual Report on Form 10-K for the year ended December 31, 2014, as such descriptions may be updated or amended in any future report GE or GECC files with the U.S. Securities and Exchange Commission.  These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements.  We do not undertake to update our forward-looking statements.

Investor Contact:
Matt Cribbins, 203.373.2424
matthewg.cribbins@ge.com

Media Contact:
Seth Martin, 203.572.3567
seth.martin@ge.com